                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
 COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
 AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
 FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
 SERIES)                                INVESCO HIGH INCOME TRUST II
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
 AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
 FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 TREASURER'S SERIES TRUST)              MUNICIPALS
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
 TRUST II

           on behalf of the Funds listed in
           the Exhibit to this Memorandum of
           Agreement

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

           INVESCO ADVISERS, INC.

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

                                           EXHIBIT A TO ADVISORY FEE MOA
   AIM COUNSELOR SERIES TRUST                                                                   EFFECTIVE  EXPIRATION
(INVESCO COUNSELOR SERIES TRUST)                        WAIVER DESCRIPTION                        DATE        DATE
 --------------------------------   ----------------------------------------------------------- ---------- ----------
  Invesco Strategic Real Return     Invesco will waive advisory fees in an amount equal to the
  Fund                              advisory fees earned on underlying affiliated investments   4/30/2014  06/30/2017

  AIM INVESTMENT FUNDS (INVESCO                                                                 EFFECTIVE  EXPIRATION
        INVESTMENT FUNDS                                WAIVER DESCRIPTION                        DATE        DATE
  -----------------------------     ----------------------------------------------------------- ---------- ----------
  Invesco Global Targeted           Invesco will waive advisory fees in an amount equal to the
  Returns Fund                      advisory fees earned on underlying affiliated investments   12/17/2013 06/30/2017

  Invesco Strategic Income Fund     Invesco will waive advisory fees in an amount equal to the
                                    advisory fees earned on underlying affiliated investments    5/2/2014  06/30/2017

  Invesco Unconstrained Bond        Invesco will waive advisory fees in an amount equal to the
  Fund                              advisory fees earned on underlying affiliated investments   10/14/2014 06/30/2017

  AIM TREASURER'S SERIES TRUST                                                                  EFFECTIVE  EXPIRATION
(INVESCO TREASURER'S SERIES TRUST)                      WAIVER DESCRIPTION                        DATE        DATE
----------------------------------  ----------------------------------------------------------- ---------- ----------
  Premier Portfolio                  Invesco will waive advisory fees in the amount of 0.07%
                                              of the Fund's average daily net assets             2/1/2011  12/31/2016

  Premier U.S. Government            Invesco will waive advisory fees in the amount of 0.07%
  Money Portfolio                             of the Fund's average daily net assets             2/1/2011  12/31/2016

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                                    COMMITTED
 PORTFOLIO                                       EFFECTIVE DATE       UNTIL
 ---------                                     ------------------ -------------
 Invesco American Franchise Fund               February 12, 2010  June 30, 2017
 Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2017
 Invesco Core Plus Bond Fund                      June 2, 2009    June 30, 2017
 Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2017
 Invesco Equity and Income Fund                February 12, 2010  June 30, 2017
 Invesco Floating Rate Fund                       July 1, 2007    June 30, 2017
 Invesco Global Real Estate Income Fund           July 1, 2007    June 30, 2017
 Invesco Growth and Income Fund                February 12, 2010  June 30, 2017
 Invesco Low Volatility Equity Yield Fund         July 1, 2007    June 30, 2017
 Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2017
 Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2017
 Invesco Short Duration High Yield Municipal
   Fund                                        September 30, 2015 June 30, 2017
 Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2017
 Invesco Strategic Real Return Fund              April 30, 2014   June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                                    COMMITTED
PORTFOLIO                                          EFFECTIVE DATE     UNTIL
---------                                          -------------- -------------
Invesco Charter Fund                                July 1, 2007  June 30, 2017
Invesco Diversified Dividend Fund                   July 1, 2007  June 30, 2017
Invesco Summit Fund                                 July 1, 2007  June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                                    COMMITTED
FUND                                               EFFECTIVE DATE     UNTIL
----                                               -------------- -------------
Invesco European Small Company Fund                 July 1, 2007  June 30, 2017
Invesco Global Core Equity Fund                     July 1, 2007  June 30, 2017
Invesco International Small Company Fund            July 1, 2007  June 30, 2017
Invesco Small Cap Equity Fund                       July 1, 2007  June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                                     COMMITTED
FUND                                              EFFECTIVE DATE       UNTIL
----                                             ----------------- -------------
Invesco Convertible Securities Fund              February 12, 2010 June 30, 2017
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007    June 30, 2017
Invesco Mid Cap Core Equity Fund                   July 1, 2007    June 30, 2017
Invesco Small Cap Growth Fund                      July 1, 2007    June 30, 2017
Invesco U.S. Mortgage Fund                       February 12, 2010 June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                                     COMMITTED
FUND                                              EFFECTIVE DATE       UNTIL
----                                             ----------------- -------------
Invesco Asia Pacific Growth Fund                   July 1, 2007    June 30, 2017
Invesco European Growth Fund                       July 1, 2007    June 30, 2017
Invesco Global Growth Fund                         July 1, 2007    June 30, 2017
Invesco Global Opportunities Fund                 August 3, 2012   June 30, 2017
Invesco Global Small & Mid Cap Growth Fund         July 1, 2007    June 30, 2017
Invesco International Companies Fund             December 21, 2015 June 30, 2017
Invesco International Core Equity Fund             July 1, 2007    June 30, 2017
Invesco International Growth Fund                  July 1, 2007    June 30, 2017
Invesco Select Opportunities Fund                 August 3, 2012   June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                                    COMMITTED
FUND                                             EFFECTIVE DATE       UNTIL
----                                           ------------------ -------------
Invesco All Cap Market Neutral Fund            December 17, 2013  June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/          May 29, 2009    June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                      November 29, 2010  June 30, 2017
Invesco Developing Markets Fund                   July 1, 2007    June 30, 2017
Invesco Emerging Markets Equity Fund              May 11, 2011    June 30, 2017
Invesco Emerging Market Local Currency Debt
  Fund                                           June 14, 2010    June 30, 2017
Invesco Endeavor Fund                             July 1, 2007    June 30, 2017
Invesco Global Health Care Fund                   July 1, 2007    June 30, 2017
Invesco Global Infrastructure Fund                May 2, 2014     June 30, 2017
Invesco Global Market Neutral Fund             December 17, 2013  June 30, 2017
Invesco Global Markets Strategy Fund/3/        September 25, 2012 June 30, 2017
Invesco Global Targeted Returns Fund/4/        December 17, 2013  June 30, 2017
Invesco Greater China Fund                        July 1, 2007    June 30, 2017
Invesco International Total Return Fund           July 1, 2007    June 30, 2017
Invesco Long/Short Equity Fund                 December 17, 2013  June 30, 2017
Invesco Low Volatility Emerging Markets Fund   December 17, 2013  June 30, 2017
Invesco Macro International Equity Fund        December 17, 2013  June 30, 2017
Invesco Macro Long/Short Fund                  December 17, 2013  June 30, 2017
Invesco MLP Fund                                August 29, 2014   June 30, 2017
Invesco Pacific Growth Fund                    February 12, 2010  June 30, 2017
Invesco Premium Income Fund                    December 13, 2011  June 30, 2017
Invesco Select Companies Fund                     July 1, 2007    June 30, 2017
Invesco Strategic Income Fund                     May 2, 2014     June 30, 2017
Invesco Unconstrained Bond Fund                 October 14, 2014  June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                                    COMMITTED
FUND                                             EFFECTIVE DATE       UNTIL
----                                            ----------------- -------------
Invesco Corporate Bond Fund                     February 12, 2010 June 30, 2017
Invesco Global Real Estate Fund                   July 1, 2007    June 30, 2017
Invesco High Yield Fund                           July 1, 2007    June 30, 2017
Invesco Limited Maturity Treasury Fund/5/         July 1, 2007    June 30, 2017
Invesco Money Market Fund                         July 1, 2007    June 30, 2017
Invesco Real Estate Fund                          July 1, 2007    June 30, 2017
Invesco Short Term Bond Fund                      July 1, 2007    June 30, 2017
Invesco U.S. Government Fund                      July 1, 2007    June 30, 2017

--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                                     COMMITTED
FUND                                              EFFECTIVE DATE       UNTIL
----                                             ----------------- -------------
Invesco American Value Fund                      February 12, 2010 June 30, 2017
Invesco Comstock Fund                            February 12, 2010 June 30, 2017
Invesco Energy Fund                                July 1, 2007    June 30, 2017
Invesco Dividend Income Fund                       July 1, 2007    June 30, 2017
Invesco Gold & Precious Metals Fund                July 1, 2007    June 30, 2017
Invesco Mid Cap Growth Fund                      February 12, 2010 June 30, 2017
Invesco Small Cap Value Fund                     February 12, 2010 June 30, 2017
Invesco Technology Fund                            July 1, 2007    June 30, 2017
Invesco Technology Sector Fund                   February 12, 2010 June 30, 2017
Invesco Value Opportunities Fund                 February 12, 2010 June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                                     COMMITTED
FUND                                              EFFECTIVE DATE       UNTIL
----                                             ----------------- -------------
Invesco High Yield Municipal Fund                February 12, 2010 June 30, 2017
Invesco Intermediate Term Municipal Income Fund  February 12, 2010 June 30, 2017
Invesco Municipal Income Fund                    February 12, 2010 June 30, 2017
Invesco New York Tax Free Income Fund            February 12, 2010 June 30, 2017
Invesco Tax-Exempt Cash Fund                       July 1, 2007    June 30, 2017
Invesco Limited Term Municipal Income Fund         July 1, 2007    June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                                     COMMITTED
FUND                                              EFFECTIVE DATE       UNTIL
----                                             ----------------- -------------
Invesco V.I. American Franchise Fund             February 12, 2010 June 30, 2017
Invesco V.I. American Value Fund                 February 12, 2010 June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/    December 22, 2010 June 30, 2017
Invesco V.I. Comstock Fund                       February 12, 2010 June 30, 2017
Invesco V.I. Core Equity Fund                      July 1, 2007    June 30, 2017
Invesco V.I. Core Plus Bond Fund                  April 30, 2015   June 30, 2017
Invesco V.I. Diversified Dividend Fund           February 12, 2010 June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010 June 30, 2017
Invesco V.I. Equity and Income Fund              February 12, 2010 June 30, 2017
Invesco V.I. Global Core Equity Fund             February 12, 2010 June 30, 2017
Invesco V.I. Global Health Care Fund               July 1, 2007    June 30, 2017
Invesco V.I. Global Real Estate Fund               July 1, 2007    June 30, 2017
Invesco V.I. Government Securities Fund            July 1, 2007    June 30, 2017
Invesco V.I. Growth and Income Fund              February 12, 2010 June 30, 2017
Invesco V.I. High Yield Fund                       July 1, 2007    June 30, 2017
Invesco V.I. International Growth Fund             July 1, 2007    June 30, 2017
Invesco V.I. Managed Volatility Fund               July 1, 2007    June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007    June 30, 2017
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010 June 30, 2017
Invesco V.I. Money Market Fund                     July 1, 2007    June 30, 2017
Invesco V.I. S&P 500 Index Fund                  February 12, 2010 June 30, 2017
Invesco V.I. Small Cap Equity Fund                 July 1, 2007    June 30, 2017
Invesco V.I. Technology Fund                       July 1, 2007    June 30, 2017
Invesco V.I. Value Opportunities Fund              July 1, 2007    June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

                                                                          COMMITTED
FUND                                                   EFFECTIVE DATE       UNTIL
----                                                 ------------------ -------------
Invesco Exchange Fund                                September 30, 2015 June 30, 2017

                           INVESCO SECURITIES TRUST

                                                                          COMMITTED
FUND                                                    EFFECTIVE DATE      UNTIL
----                                                   ---------------- -------------
Invesco Balanced-Risk Aggressive Allocation Fund       January 16, 2013 June 30, 2017

                           INVESCO MANAGEMENT TRUST

                                                                          COMMITTED
FUND                                                     EFFECTIVE DATE     UNTIL
----                                                     -------------- -------------
Invesco Conservative Income Fund                          July 1, 2014  June 30, 2017

                               CLOSED-END FUNDS

                                                                          COMMITTED
FUND                                                    EFFECTIVE DATE      UNTIL
----                                                    --------------- -------------
Invesco Advantage Municipal Income Trust II              May 15, 2012   June 30, 2017
Invesco Bond Fund                                       August 26, 2015 June 30, 2017
Invesco California Value Municipal Income Trust          May 15, 2012   June 30, 2017
Invesco Dynamic Credit Opportunities Fund                May 15, 2012   June 30, 2017
Invesco High Income Trust II                             May 15, 2012   June 30, 2017
Invesco Municipal Income Opportunities Trust            August 26, 2015 June 30, 2017
Invesco Municipal Opportunity Trust                      May 15, 2012   June 30, 2017
Invesco Municipal Trust                                  May 15, 2012   June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012   June 30, 2017
Invesco Quality Municipal Income Trust                  August 26, 2015 June 30, 2017
Invesco Senior Income Trust                              May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade Municipals            May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade New York Municipals   May 15, 2012   June 30, 2017
Invesco Value Municipal Income Trust                     June 1, 2010   June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST

       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                        Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                ------------ -------------------  ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                   Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual         1.75%            July 1, 2012      June 30, 2016
   Class R6 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Low Volatility Equity
  Yield Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                   Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual         1.75%            July 1, 2012      June 30, 2016
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares            Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares                   Contractual         1.50%            July 1, 2012      June 30, 2016
   Class B Shares                   Contractual         2.25%            July 1, 2012      June 30, 2016
   Class C Shares                   Contractual         2.25%            July 1, 2012      June 30, 2016
   Class Y Shares                   Contractual         1.25%            July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                   Contractual         0.79%         September 30, 2015 December 31, 2016
   Class C Shares                   Contractual         1.54%         September 30, 2015 December 31, 2016
   Class R5 Shares                  Contractual         0.54%         September 30, 2015 December 31, 2016
   Class Y Shares                   Contractual         0.54%         September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2016
   Class R6 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                   Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2016
   Class C Shares                   Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R Shares                   Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2016
   Class R5 Shares                  Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R6 Shares                  Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class Y Shares                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                          Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                          Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                   Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                          Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares              Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares             Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                  VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                 ------------ --------------------- ------------------ --------------
Invesco Alternative
  Strategies Fund
   Class A Shares    Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares    Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares    Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares   Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares   Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares    Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2020
  Fund
   Class A Shares    Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares   Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares   Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares    Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares   Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares   Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares   Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares    Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2030
  Fund
   Class A Shares    Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares   Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares   Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares    Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares   Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares   Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares   Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares    Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco
  Balanced-Risk
  Retirement 2040
  Fund
   Class A Shares    Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares   Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares    Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares   Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares    Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares   Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares   Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares   Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares    Contractual         0.00%           November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                                Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual          0.25%            May 1, 2012     April 30, 2017
   Class B Shares                      Contractual          1.00%            May 1, 2012     April 30, 2017
   Class C Shares                      Contractual          1.00%            May 1, 2012     April 30, 2017
   Class R Shares                      Contractual          0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual          0.00%            May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual          0.00%            May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual          2.25%            May 1, 2012     June 30, 2016
   Class B Shares                      Contractual          3.00%            May 1, 2012     June 30, 2016
   Class C Shares                      Contractual          3.00%            May 1, 2012     June 30, 2016
   Class R Shares                      Contractual          2.50%            May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual          2.00%            May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual          2.00%            May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual          2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual          2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual          2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual          2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual          1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual          1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual          1.75%            July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual          1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual          2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual          2.25%            July 1, 2012    June 30, 2016
   Class R Shares                      Contractual          1.75%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual          1.25%            July 1, 2012    June 30, 2016
   Class S Shares                      Contractual          1.40%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual          1.25%            July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual          2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual          2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual          2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual          2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual          1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual          1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual          1.75%            July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual          2.00%            July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual          1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual          2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual          2.25%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual          1.25%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual          1.25%            July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco International Growth
  Fund
   Class A Shares              Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares              Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares              Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares              Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares             Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares             Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares              Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities
  Fund
   Class A Shares              Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares              Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares              Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares             Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares             Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares              Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco All Cap Market
  Neutral Fund
   Class A Shares              Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares              Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares              Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares              Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk
  Allocation Fund/3/
   Class A Shares              Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares              Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares             Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk
  Commodity Strategy Fund/4/
   Class A Shares              Contractual     2.00%      July 1, 2014      June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares              Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares             Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets
  Fund
   Class A Shares              Contractual     2.25%      July 1, 2012      June 30, 2016
   Class B Shares              Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares              Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares             Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares             Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares              Contractual     2.00%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A

                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                         ------------ --------------------- ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual         1.85%             May 11, 2011    February 28, 2017
   Class C Shares                            Contractual         2.60%             May 11, 2011    February 28, 2017
   Class R Shares                            Contractual         2.10%             May 11, 2011    February 28, 2017
   Class R5 Shares                           Contractual         1.60%             May 11, 2011    February 28, 2017
   Class R6 Shares                           Contractual         1.60%          September 24, 2012 February 28, 2017
   Class Y Shares                            Contractual         1.60%             May 11, 2011    February 28, 2017

Invesco Emerging Market Local Currency Debt
Fund
   Class A Shares                            Contractual         1.24%            June 14, 2010    February 28, 2017
   Class B Shares                            Contractual         1.99%            June 14, 2010    February 28, 2017
   Class C Shares                            Contractual         1.99%            June 14, 2010    February 28, 2017
   Class R Shares                            Contractual         1.49%            June 14, 2010    February 28, 2017
   Class Y Shares                            Contractual         0.99%            June 14, 2010    February 28, 2017
   Class R5 Shares                           Contractual         0.99%            June 14, 2010    February 28, 2017
   Class R6 Shares                           Contractual         0.99%          September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                            Contractual         2.00%             July 1, 2009      June 30, 2016
   Class B Shares                            Contractual         2.75%             July 1, 2009      June 30, 2016
   Class C Shares                            Contractual         2.75%             July 1, 2009      June 30, 2016
   Class R Shares                            Contractual         2.25%             July 1, 2009      June 30, 2016
   Class R5 Shares                           Contractual         1.75%             July 1, 2009      June 30, 2016
   Class R6 Shares                           Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual         1.75%             July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                            Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                            Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                            Contractual         2.75%             July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual         1.75%             July 1, 2012      June 30, 2016
   Investor Class Shares                     Contractual         2.00%             July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual         1.40%             May 2, 2014     February 28, 2017
   Class C Shares                            Contractual         2.15%             May 2, 2014     February 28, 2017
   Class R Shares                            Contractual         1.65%             May 2, 2014     February 28, 2017
   Class Y Shares                            Contractual         1.15%             May 2, 2014     February 28, 2017
   Class R5 Shares                           Contractual         1.15%             May 2, 2014     February 28, 2017
   Class R6 Shares                           Contractual         1.15%             May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual         1.65%            March 1, 2016    February 28, 2017
   Class C Shares                            Contractual         2.40%            March 1, 2016    February 28, 2017
   Class R Shares                            Contractual         1.90%            March 1, 2016    February 28, 2017
   Class R5 Shares                           Contractual         1.40%            March 1, 2016    February 28, 2017
   Class R6 Shares                           Contractual         1.40%            March 1, 2016    February 28, 2017
   Class Y Shares                            Contractual         1.40%            March 1, 2016    February 28, 2017

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                          ------------ --------------------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual         1.62%          December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.37%          December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         1.87%          December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.37%          December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.37%          December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.37%          December 17, 2013  February 28, 2017

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                             Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                             Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual         1.65%            March 1, 2016    February 28, 2017
   Class C Shares                             Contractual         2.40%            March 1, 2016    February 28, 2017
   Class R Shares                             Contractual         1.90%            March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual         1.40%            March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual         1.40%            March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual         1.40%            March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%             July 1, 2009      June 30, 2016
   Class B Shares                             Contractual         3.00%             July 1, 2009      June 30, 2016
   Class C Shares                             Contractual         3.00%             July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual         2.00%             July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual         2.00%             July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                             Contractual         1.10%            March 31, 2006   February 28, 2017
   Class B Shares                             Contractual         1.85%            March 31, 2006   February 28, 2017
   Class C Shares                             Contractual         1.85%            March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual         0.85%           October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual         0.85%          September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual         0.85%            March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.87%          December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.62%          December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         2.12%          December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.62%          December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.62%          December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.62%          December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.72%          December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.47%          December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         1.97%          December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.47%          December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.47%          December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.47%          December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual         1.50%           August 29, 2014   February 28, 2017
   Class C Shares                             Contractual         2.25%           August 29, 2014   February 28, 2017
   Class R Shares                             Contractual         1.75%           August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual         1.25%           August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual         1.25%           August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual         1.25%           August 29, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ----------------- -----------------
Invesco Macro International Equity Fund
   Class A Shares                        Contractual         1.43%          December 17, 2013 February 28, 2017
   Class C Shares                        Contractual         2.18%          December 17, 2013 February 28, 2017
   Class R Shares                        Contractual         1.68%          December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual         1.18%          December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual         1.18%          December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual         1.18%          December 17, 2013 February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                        Contractual         1.87%          December 17, 2013 February 28, 2017
   Class C Shares                        Contractual         2.62%          December 17, 2013 February 28, 2017
   Class R Shares                        Contractual         2.12%          December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual         1.62%          December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual         1.62%          December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual         1.62%          December 17, 2013 February 28, 2017

Invesco Pacific Growth Fund
   Class A Shares                        Contractual         2.25%            July 1, 2012      June 30. 2016
   Class B Shares                        Contractual         3.00%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         3.00%            July 1, 2012      June 30, 2016
   Class R Shares                        Contractual         2.50%            July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         2.00%            July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                        Contractual         1.05%            March 1, 2015   February 28, 2017
   Class C Shares                        Contractual         1.80%            March 1, 2015   February 28, 2017
   Class R Shares                        Contractual         1.30%            March 1, 2015   February 28, 2017
   Class R5 Shares                       Contractual         0.80%            March 1, 2015   February 28, 2017
   Class R6 Shares                       Contractual         0.80%            March 1, 2015   February 28, 2017
   Class Y Shares                        Contractual         0.80%            March 1, 2015   February 28, 2017

Invesco Select Companies Fund
   Class A Shares                        Contractual         2.00%            July 1, 2009      June 30. 2016
   Class B Shares                        Contractual         2.75%            July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         2.75%            July 1, 2009      June 30, 2016
   Class R Shares                        Contractual         2.25%            July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         1.75%            July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                        Contractual  0.85% less net AFFE*     May 2, 2014    February 28, 2017
   Class C Shares                        Contractual  1.60% less net AFFE*     May 2, 2014    February 28, 2017
   Class R Shares                        Contractual  1.10% less net AFFE*     May 2, 2014    February 28, 2017
   Class Y Shares                        Contractual  0.60% less net AFFE*     May 2, 2014    February 28, 2017
   Class R5 Shares                       Contractual  0.60% less net AFFE*     May 2, 2014    February 28, 2017
   Class R6 Shares                       Contractual  0.60% less net AFFE*     May 2, 2014    February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                        Contractual  1.04% less net AFFE*  October 14, 2014  February 28, 2017
   Class C Shares                        Contractual  1.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R Shares                        Contractual  1.29% less net AFFE*  October 14, 2014  February 28, 2017
   Class Y Shares                        Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R5 Shares                       Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R6 Shares                       Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                             ------------ ----------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2009      June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2009      June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                               Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2009      June 30, 2016

Invesco High Yield Fund
   Class A Shares                                Contractual      1.50%      July 1, 2013      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016
   Investor Class Shares                         Contractual      1.50%      July 1, 2013      June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                               Contractual      1.40%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual      0.55%   December 31, 2015  December 31, 2016
   Class A2 Shares                               Contractual      0.45%   December 31, 2015  December 31, 2016
   Class R5 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class R6 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class Y Shares                                Contractual      0.30%   December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual      2.00%      July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                Contractual      1.40%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual     1.75%/2/    July 1, 2013      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                ------------ ---------- ----------------- -------------
Invesco U.S. Government Fund
   Class A Shares                   Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                   Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                   Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R Shares                   Contractual     1.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                  Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Investor Class Shares            Contractual     1.50%     July 1, 2012    June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ------------------ ---------------
Invesco American Value Fund
   Class A Shares              Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares              Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares             Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares              Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares              Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares             Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares              Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares             Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares       Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares              Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares              Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares              Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares             Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares             Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares              Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares       Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious
  Metals Fund
   Class A Shares              Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares              Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares              Contractual     2.75%      July 1, 2009     June 30, 2016
   Class Y Shares              Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares       Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares              Contractual     2.00%     August 1, 2015    June 30, 2016
   Class B Shares              Contractual     2.75%     August 1, 2015    June 30, 2016
   Class C Shares              Contractual     2.75%     August 1, 2015    June 30, 2016
   Class R Shares              Contractual     2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares             Contractual     1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares             Contractual     1.75%     August 1, 2015    June 30, 2016
   Class Y Shares              Contractual     1.75%     August 1, 2015    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares          Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                 Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                 Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                 Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                 Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                 Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------  ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual          2.00%           July 1, 2014    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual          2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual          0.78%           May 1, 2013     April 30, 2017
   Series II Shares                            Contractual          1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual          0.61%          April 30, 2015   April 30, 2017
   Series II Shares                            Contractual          0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual          2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual          1.50%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual          2.25%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2017
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco California Value Municipal Income Trust     Voluntary      0.73%     July 1, 2015       N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Municipal Opportunity Trust                 Voluntary      0.89%   November 1, 2014     N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Quality Municipal Income Trust              Voluntary      0.50%   October 15, 2012     N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Trust for Investment Grade New York
  Municipals                                        Voluntary      0.69%    August 27, 2012     N/A